UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________________________________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 25, 2019
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Aptiv PLC
(Exact name of registrant as specified in its charter)
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Jersey	001-35346	98-1029562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Hanover Quay Grand Canal Dock Dublin, D02 VY79, Ireland
(Address of Principal Executive Offices) (Zip Code)
(Registrant’s Telephone Number, Including Area Code) 353-1-259-7013
(Former Name or Former Address, if Changed Since Last Report) N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐.
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐.

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Company’s Annual Meeting of Shareholders was held on April 25, 2019. The matters that were voted on at the meeting, and the final voting results as to each such matter, are set forth below.
1. The Company’s shareholders elected for one-year terms the following directors:

Nominee	For	Against	Abstain	Broker Non-Votes
Kevin P. Clark	228,712,810	120,720	79,626	5,418,591
Nancy E. Cooper	228,794,258	41,088	77,810	5,418,591
Frank J. Dellaquila	228,767,018	66,550	79,588	5,418,591
Nicholas M. Donofrio	228,427,174	406,229	79,753	5,418,591
Rajiv L. Gupta	225,117,290	3,717,221	78,645	5,418,591
Sean O. Mahoney	227,272,501	1,561,365	79,290	5,418,591
Robert K. Ortberg	228,464,634	371,063	77,459	5,418,591
Colin J. Parris	228,771,796	60,978	80,382	5,418,591
Ana G. Pinczuk	226,909,308	1,925,882	77,966	5,418,591
Lawrence A. Zimmerman	228,416,230	417,565	79,361	5,418,591

2. The Company's shareholders voted upon and approved the re-appointment of Ernst & Young LLP (“EY”) as the auditors of the Company, ratified the appointment of EY to serve as the Company's independent registered public accounting firm and authorized directors to determine the fees paid to EY.

For	Against	Abstain
231,673,845	2,521,504	136,398
There were no broker non-votes with respect to this proposal.

3. The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
219,816,680	8,601,702	494,774	5,418,591

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 26, 2019	APTIV PLC

		By:	/s/ David M. Sherbin
David M. Sherbin
Senior Vice President, General Counsel, Chief Compliance Officer and Secretary

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